UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

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GRUBHUB INC.
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*** Exercise Your Right to Vote ***Important Notice Regarding the Availability of Proxy Materials for theStockholder Meeting to Be Held on May 11, 2016. GRUBHUB INC. Meeting Information Meeting Type: Annual MeetingFor holders as of: March 18, 2016Date: May 11, 2016 Time: 8:00 AM CSTLocation: The offices of Kirkland & Ellis LLP300 North LaSalle StreetChicago, Illinois 60654 You are receiving this communication because you hold stock in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy of the proxy materials. We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. GRUBHUB INC.111 W. WASHINGTON STREET, SUITE 2100 CHICAGO, IL 60602 E03992-P74948

Before You Vote How to Access the Proxy MaterialsBefore You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line, but without any text in the body of the e-mail. gXXXX XXXX XXXX XXXX gXXXX XXXX XXXX XXXX Please make the request as instructed above on or before April 27, 2016 to facilitate timely delivery. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. How To Vote E03993-P74948 Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, providing proof of your stock ownership as of the record date. Please check the proxy materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: To vote by mail, request a paper copy of the materials in accordance with the instructions above. The paper copy will include a proxy card.

Voting ItemsThe Board of Directors recommends you vote FOR the following proposals: Election of DirectorsNominees: 01) Justin Sadrian 02) David Fisher 03) Benjamin SperoRatification of the appointment of Crowe Horwath LLP as the company's independent registered accounting firm for the fiscal year ending December 31, 2016. Advisory vote to approve named executive officer compensation. The Board of Directors recommends you vote 1 Year on the following proposal: 4. Advisory vote on the frequency of future advisory votes on named executive officer compensation. NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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